EXHIBIT 32.1 - CERTIFICATION OF CHIEF EXECUTIVE OFFICER PURSUANT TO 18 U.S.C.
               SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



This certification is provided pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and accompanies the Quarterly Report on Form 10-Q (the "Form 10-Q") for the quarter ended June 30, 2003 of Saga Communications, Inc. (the "Issuer").

The undersigned hereby certifies that the Form 10-Q fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78(o)(d)) and that the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and result of operations of the Issuer.

Dated:   August 13, 2003

                                            /S/ Edward K. Christian
                                            -----------------------------------
                                            Edward K. Christian
                                            Chief Executive Officer

A signed original of this written statement required by Section 906 has been provided to the Issuer and will be furnished to the Securities and Exchange Commission, or its staff, upon request.